UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: July 23, 2004

(Date of earliest event reported)

Hornbeck Offshore Services, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-32108	72-1375844
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

103 Northpark Boulevard, Suite 300 Covington, LA	70433
(Address of Principal Executive Offices)	(Zip Code)

(985) 727-2000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 5 – Other Events

Hornbeck Offshore Services, Inc. (NYSE:HOS) announced today that its wholly-owned subsidiary, Hornbeck Offshore Transportation, LLC has signed a definitive agreement with LEEVAC Industries, LLC for the construction of an additional 135,000-barrel double-hulled tank barge. This vessel, which is expected to be delivered during the fourth quarter of 2005, has already been committed to a long-term time charter. Hornbeck has also committed one of its 110,000-barrel double-hulled tank barges, which is currently under construction at a different shipyard, to a long-term time charter. The Company is currently finalizing documentation for these two charters, which are expected to commence during the fourth quarter of 2005.

Additional information is included in the Company’s press release dated July 23, 2004, which is attached hereto as Exhibit 99.1.

Item 7 – Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits.

	99.1	Press Release, dated July 23, 2004

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Hornbeck Offshore Services, Inc.

Date: July 23, 2004	By:	/s/ James O. Harp, Jr.

James O. Harp, Jr.
Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated July 23, 2004

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